SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                          ----------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


  Date of Report (Date of earliest event reported)           December 23, 2004

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                              SYNALLOY CORPORATION

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             (Exact name of registrant as specified in its charter)


   Delaware                         0-19687                      57-0426694

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(State or other            (Commission File Number)             (IRS Employer
jurisdiction of                                              Identification No.)
incorporation)


      Croft Industrial Park, P.O. Box 5627, Spartanburg, SC 29304        29304
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               (Address of principal executive offices)               (Zip Code)


  Registrant's telephone number, including area code: (864) 585-3605
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                                  INAPPLICABLE
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          (Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement   communications  pursuant  to  Rule  14e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

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Section 1 - Registrant's Business and Operations


ITEM 1.01                Entry into a Material Definitive Agreement.

                         On December 23, 2004, the Registrant entered into an agreement with Greenville Colorants, LLC, to sell certain of the assets associated with Registrant's Blackman Uhler LLC dye business. The transaction, which is scheduled to close by the end of January 2005, involves the sale of the dye business inventory, certain manufacturing equipment, and certain intangibles used in connection with the business. The purchase price is $4,950,000 with $4.1 million being payable in cash by closing and the balance of $850,000 being payable over time based on the operations of the purchaser through June 2008. With certain limited exceptions, Registrant and its affiliates agree not to compete with the purchaser in the manufacture and sale of dyestuffs. Registrant will toll product for the purchaser for limited periods following the closing.


Section 2 - Financial Information

ITEM 2.05                Costs Associated with Exit or Disposal Activities.

                         The costs  associated with the activities  described in
                         Item 1.01 have not yet been estimated nor has their materiality to Registrant been determined. Should it appear that material charges will be incurred under generally accepted accounting principles applicable to Registrant and the amount or ranges of such costs can be estimated, Registrant will file an amended report on Form 8-K under this Item 2.05.


































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                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf by the undersigned hereunto duly authorized.



                                    SYNALLOY CORPORATION


                                    By: /S/ GREGORY M. BOWIE
                                    ------------------------------------------
                                    Gregory M. Bowie
                                    Vice President, Finance & Chief Financial
                                     Officer

Dated: December 29, 2004













































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